UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       April 10, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

     On April 10, 2002, Applebee's International, Inc. and Panera Bread Company issued a press release entitled "Applebee's International and Panera Bread Clarify Comments Made at Banc of America Securities Consumer Conference." The press release contained the following information.


                                                           FOR IMMEDIATE RELEASE



Contacts: Applebee's - Carol DiRaimo
          Director of Investor Relations
          (913) 967-4109

          Panera Bread Company - Bill Moreton
          Chief Financial Officer
          (314) 633-7123


           Applebee's International and Panera Bread Clarify Comments
             Made at Banc of America Securities Consumer Conference

Overland Park, Kan. and St. louis, Mo., April 10, 2002 -- Applebee's International, Inc. (Nasdaq:APPB) and Panera Bread Company (Nasdaq:PNRA) today clarified comments made at the Banc of America Securities Consumer Conference on Tuesday, April 9, 2002. An article published by Dow Jones Newswires contained certain comments made by Steve Lumpkin, Applebee's chief financial officer, which if taken out of full context, may be misinterpreted.

In response to a question, Mr. Lumpkin noted that Applebee's franchise agreements permit franchisees to operate other concepts that do not compete directly with Applebee's in menu or method of operation. He also noted that Applebee's and Panera Bread were complementary concepts, and that Applebee's was currently working cooperatively on a few restaurant development projects where Applebee's and Panera are being built right next to each other. Clarifying this situation, Mr. Lumpkin commented today that "there is no formal agreement or joint venture between the two companies. There are a few instances where both companies happen to be developing restaurants in the same real estate project."

                                      # # #









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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    April 10, 2002                    By: /s/  Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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